UNITED STATES

SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3

1.	Investment Company Act File Number: 811-23741

2.	Date of Notification: May 24, 2024.

3.	Exact name of Investment Company as specified in registration statement: Variant Impact Fund

4.	Address of principal executive office: (number, street, city, state, zip code)

Variant Impact Fund

c/o UMB Fund Services

235 West Galena Street

Milwaukee, WI 53212

5.	Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

/s/ Curt Fintel

Curt Fintel, Treasurer

VARIANT IMPACT FUND

May 24, 2024

Dear Variant Impact Fund Shareholder,

As you may know, Variant Impact Fund (the “Fund”) is required to make a repurchase offer to its shareholders each quarter. The purpose of these quarterly repurchase offers is to provide shareholders with access to their assets and a degree of liquidity. While the Fund is required to make the repurchase offer, shareholders are not required to take any action.

The purpose of the enclosed letter is to communicate this quarter’s repurchase offer. If you do not wish to sell shares at this time, please disregard this notice. If you do wish to sell shares at this time, please note the following important dates:

●	The repurchase offer period will begin May 24, 2024.

●	The repurchase offer period will end June 14, 2024.

Note: All Repurchase Offer Request Forms must be submitted to and received by the Fund at c/o UMB Fund Services, 235 West Galena Street, Milwaukee, WI 53212 or email address autoaiprocessing@umb.com by 4:00 p.m. Eastern Time on June 14, 2024. Please allow an appropriate amount of time for your Repurchase Offer Request Form to reach the Fund.

●	The Repurchase Pricing Date is June 14, 2024.

For further details and terms of the offer, please refer to the attached Repurchase Offer document.

Sincerely,

Variant Impact Fund

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VARIANT IMPACT FUND

REPURCHASE OFFER

1.	The Offer. Variant Impact Fund (the "Fund") is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares at a price equal to the net asset value ("NAV") as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders given that no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's prospectus and statement of additional information.

2.	Net Asset Value. The NAV per share on May 23, 2024 was $28.38 for Institutional shares. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Offer Request Form. The current NAV may be obtained by calling 877-770-7717 and asking for the most recent price. The shares of the Fund are not traded on any organized market or securities exchange.

3.	Repurchase Request Deadline. All Repurchase Offer Request Forms must be received in proper form by 4:00 p.m., Eastern Time, on June 14, 2024. Please allow an appropriate amount of time for your Repurchase Request Offer Form to reach the Fund.

4.	Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on June 14, 2024 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Offer Request Form.

5.	Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee. However, if your shares are held for you by your broker-dealer, or for your retirement plan by your retirement plan trustee or otherwise by a nominee, such person may charge a transaction fee for submitting a repurchase request for you.

6.	Increase in Number of Shares Repurchased; Pro Rata Purchase. If shareholders tender for repurchase more than five percent (5%) of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional two percent (2%). If the Fund determines not to repurchase an additional two percent (2%) or if more than seven percent (7%) of the shares are tendered, then the Fund will repurchase shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. The Fund will accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all the shares in a shareholder's account are tendered. In the event of an oversubscribed offer, the Fund may not be able to repurchase all shares that you tender and you may have to wait until the next repurchase offer to tender the remaining shares. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between repurchase offers.

7.	Withdrawal or Modification. Requests for the repurchase of shares may be withdrawn or modified at any time as long as they are received prior to 4:00 p.m., Eastern Time, on June 14, 2024.

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8.	Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

(a)	if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

(b)	for any period during which the New York Stock Exchange or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

(c)	for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by the Fund is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

(d)	for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

9.	Tax Consequences. You should review the tax information in the Fund's prospectus and statement of additional information and consult your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by the shareholder.

10.	Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of repurchase of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all repurchase of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any repurchase of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with repurchases of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Repurchases of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the Fund’s investment manager, Variant Investments, LLC (the “Investment Manager”), the Fund’s transfer agent, the Fund's distributor, nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Investment Manager, nor the Fund's distributor is or will be obligated to ensure that your financial consultant, or any broker/dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

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VARIANT IMPACT FUND

DIRECT SHAREHOLDER

REPURCHASE OFFER REQUEST FORM

Repurchase Pricing Date: June 14, 2024	Repurchase Request Deadline: June 14, 2024

THIS FORM MUST BE COMPLETED AND RECEIVED BY 4:00 P.M., EASTERN TIME ON JUNE 14, 2024 FOR THIS REPURCHASE REQUEST TO BE IN GOOD ORDER FOR PROCESSING.

PLEASE FAX, MAIL OR EMAIL TO:

Variant Impact Fund c/o UMB Fund Services 235 West Galena Street Milwaukee, WI 53212	For Additional Information: Phone: 1-877-770-7717 Fax: 1-816-860-3137 Email: autoaiprocessing@umb.com

PART 1 – NAME AND ADDRESS

Account #:
Full Account Registration Line 1:
Full Account Registration Line 2:
Address:
City, State, Zip
Social Security # or Taxpayer Identification #:
Telephone Number:

PART 2 – NUMBER OF SHARES OF THE FUND BEING REPURCHASED:

[  ] Institutional Class (IMPCX)

Number of Shares: ________________

If all shares*, please check this box - [  ]

*	All share requests will include any distributions reinvested between the time of paperwork being submitted and the Repurchase Date. Trades submitted via the NSCC on the Repurchase Date must include any reinvested shares.

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PART 3 – FOR IRA (Individual Retirement Accounts) ONLY

To help ensure your distribution is processed correctly and is reported to the IRS properly, please complete this section to tell us more about the type of distribution. A fee of $50.00 will be charged on all accounts where a full redemption is made unless you have already paid the Annual IRA Maintenance Fee. If the fee applies, the amount distributed will be the amount requested, less the fee, unless the fee is paid in advance.

[ ]	Normal Distribution from Traditional, Rollover, SEP, or SIMPLE IRA — You are over the age of 59 ¹⁄₂

[ ]	Roth IRA Distributions: You are over 59 ¹⁄₂ and this Distribution satisfies the 5-year holding period requirement. (If “No”, then please check the applicable box below. These distributions will be considered premature if they are not due to disability.)
[ ]	Early (Premature) Distribution — You are under the age of 59 ¹⁄₂ (including distributions due to medical expenses, health insurance premiums, higher education expenses, first time homebuyer expenses, or other reasons).
[ ]	Inherited IRA Distribution
[ ]	Permanent Disability — You certify that you are disabled within the meaning of 72(m)(7) of the Internal Revenue Code (An individual shall be considered disabled if he/she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration).
[ ]	Removal of excess contribution(s) — Complete section 3a in its entirety.
[ ]	Direct Rollover to a qualified retirement plan, 401(k), TSP, 403(b), etc. — You are certifying that the receiving custodian will accept the IRA assets issued. (A Medallion Signature Guarantee will be required.)
[ ]	Transfer Incident due to divorce or legal separation — Additional Documentation or Medallion Signature Guarantee may be required.

3a. Return of Excess Contribution(s)

Amount of Excess: $___________ Tax year in which the excess contribution was made:_________

Date deposited: ______________ Multiple deposits between: ___________ and __________

                        Date (mm/dd/yyyy)                                                  Date (mm/dd/yyyy)

►	Earnings will be removed with the excess contribution if corrected before your federal income tax-return due date (including extensions), pursuant to Internal Revenue Code Section 408(d)(4) and Internal Revenue Service (“IRS”) Publication 590. You may be subject to an IRS penalty of 6% for each year the excess remains in the account. In addition, the IRS may impose a 10% early distribution penalty on the earnings, if you are under age 59 ¹⁄₂.

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►	You will receive IRS Form 1099-R for the year in which the excess distribution takes place (not for the year in which the excess contribution was made). Consult IRS Publication 590 for more information pertaining to excess contributions. If you are subject to a federal penalty tax due to an excess contribution, you must file IRS Form 5329.

►	For the purpose of the excess contribution, we will calculate the net income attributable (“NIA”) to the contribution using the method provided in the IRS Final Regulations for Earnings Calculation for Returned or Re-characterized Contributions. This method calculates the NIA based on the actual earnings and losses of the IRA during the time it held the excess contribution. Please note that a negative NIA is permitted and, if applicable, will be deducted from the amount of the excess contribution.

►

Re-designating an excess contribution to a later tax year. Please consult a tax advisor to review your specific situation and to determine your best course of action. If you should decide to carry over the excess contribution to a later year, DO NOT RETURN THIS FORM.

A) The excess is being corrected before your federal income tax-filing deadline (including extensions):		B) The excess is being corrected after your federal income tax-filing deadline (including extensions). Earnings on the excess will remain in the account.

[ ]	Remove excess plus/minus net income attributable. Distribute according to instructions in Section 3a.	[ ]	Remove excess and distribute according to instructions in Section 3a.

[ ]	Remove excess plus/minus net income attributable. Re-deposit as a current year contribution (not to exceed annual IRA contribution limit).	[ ]	Remove excess and re-deposit as a current year contribution (not to exceed annual IRA contribution limit).

Section 3b, “Tax WITHHOLDING Election”, must be completed for all IRA withdrawals.

3b. Tax Withholding Election (REQUIRED)

Distributions from IRAs and qualified retirement plans that are not eligible for rollover are subject to federal income tax withholding and may be subject to state withholding. You may affirmatively elect additional withholding or opt to NOT have withholding applied to your distributions. Federal tax withholding is required for accounts with a foreign address. Please consult a tax professional or your state’s tax authority for additional information on your state requirements.

►	Federal Tax Withholding

Federal income tax withholding is taken on any distribution, subject to the IRS withholding rules, at the rate of 10% from the gross payment amount even if it is excluded from gross income, unless an election is provided. The withholding procedure may result in excess payments to the IRS. Electing to have no federal taxes withheld from distributions or not having enough federal income tax withheld from distributions may cause you to be responsible for estimated tax. Under the estimated tax rules you may incur penalties if the estimated tax withholding payment is not sufficient. Please complete the section below, your election will remain in effect until the Custodian is notified in writing of a change.

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Select one of the following:

[  ] I elect NOT to withhold federal income tax

[  ] Withhold __% federal income tax

[  ] Withhold 10% federal income tax

►	State Withholding

State income tax withholding requirements are determined by the state of your residence, if any. States with mandatory withholding may require state income tax to be withheld if withholding is taken for federal taxes or may mandate a fixed amount regardless of your federal tax election. Voluntary states allow you to determine if you would like state taxes withheld. Certain states are non-participatory and do not require income tax on retirement payments.

For Mandatory States Only:

[   ] I elect NOT to withhold state income Tax

[   ] Withhold $                                or                                        % state income tax

PART 4 – PAYMENT

Please choose your method of payment:

[ ]	Deliver All Proceeds via Check to Shareholder Address
[ ]	Deliver All Proceeds to Bank Account on Record
[ ]	Deliver All Proceeds to New Bank Instructions (Must complete Part 4)

PART 5 – NEW BANK INSTRUCTIONS

(Medallion Signature Guarantee Required* if this Part 4 is completed)

Bank Name:
ABA Routing Number:
Credit to:
Name(s) on Bank Account:
Bank Account Number:
For Further Credit to:
Name(s) on Investors Account:
Investor Account Number at Broker:

*PLACE SIGNATURE GUARANTEE BELOW:

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PART 6 - SIGNATURE(S)

Signature	Print Name Investor/Custodian/Broker (and Title if applicable)

Signature	Print Name Investor/Custodian/Broker (and Title if applicable)

Signature	Print Name Investor/Custodian/Broker (and Title if applicable)

REQUESTS TO WITHDRAW OR MODIFY ANY REQUEST TO REPURCHASE SHARES MAY BE SUBMITTED AT ANY TIME PRIOR TO 4:00 P.M., EASTERN TIME ON JUNE 14, 2024, BUT NOT THEREAFTER.

2024 Marginal Rate Tables

You may use these tables to help you select the appropriate withholding rate for this payment or distribution. Add your income from all sources and use the column that matches your filing status to find the corresponding rate of withholding. See “Suggestion for determining withholding” below for more information on how to use this table.

Single or Married filing separately		Married filing jointly or Qualifying widow(er)		Head of household
Total income over—	Tax rate for every dollar more	Total income over—	Tax rate for every dollar more	Total income over—	Tax rate for every dollar more
$0	0%	$0	0%	$0	0%
14,600	10%	29,200	10%	21,900	10%
26,200	12%	52,400	12%	38,450	12%
61,750	22%	123,500	22%	85,000	22%
115,125	24%	230,250	24%	122,400	24%
206,550	32%	413,100	32%	213.850	32%
258,325	35%	516,650	35%	265,600	35%
623,950*	37%	760,400	37%	631,250	37%

*	If married filing separately, use $380,200 instead for this 37% rate.

General Instructions
Section references are to the Internal Revenue Code.

Future developments. For the latest information about any future developments related to Form W-4R, such as legislation enacted after it was published, go to www.irs.gov/FormW4R.

Purpose of form. Complete Form W-4R to have payers withhold the correct amount of federal income tax from your nonperiodic payment from your individual retirement arrangement (IRA). See below for the rules and options for the payment. For more information on withholding, see Pub. 505, Tax Withholding and Estimated Tax.

Caution: If you have too little tax withheld, you will generally owe tax when you file your tax return and may owe a penalty unless you make timely payments of estimated tax. If too much tax is withheld, you will generally be due a refund when you file your tax return. Your withholding choice (or an election not to have withholding on a nonperiodic payment) will generally apply to any future payment from the same plan or IRA. Submit a new Form W-4R if you want to change your election.

Nonperiodic payments—10% withholding. Your payer must withhold at a default 10% rate from the taxable amount of nonperiodic payments unless you enter a different rate on Line 2 of this withholding certificate. Distributions from an IRA that are payable on demand are treated as nonperiodic payments. Note that the default rate of withholding may not be appropriate for your tax situation. You may choose to have no federal income tax withheld by entering “-0-” on Line 2 of this withholding certificate. See the specific instructions below for more information. Generally, you are not permitted to elect to have federal income tax withheld at a rate of less than 10% (including “-0-”) on any payments to be delivered outside the United States and its territories.

Note: If you don’t give Form W-4R to your payer, you don’t provide an SSN, or the IRS notifies the payer that you gave an incorrect SSN, then the payer must withhold 10% of the payment for federal income tax and can’t honor requests to have a lower (or no) amount withheld. Generally, for payments that began before 2024, your current withholding election (or your default rate) remains in effect unless you submit a Form W-4R.

Payments to nonresident aliens and foreign estates. Do not use Form W-4R. See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities, and Pub. 519, U.S. Tax Guide for Aliens, for more information.

Specific Instructions
Line 1b
For an estate, enter the estate’s employer identification number (EIN) in the area reserved for “Social security number.”

Line 2
More withholding. If you want more than the default rate withheld from your payment, you may enter a higher rate on Line 2 of this withholding certificate.

Less withholding. If permitted, you may enter a lower rate on Line 2 of this withholding certificate (including “-0-”) if you want less than the 10% default rate withheld from your payment. If you have already paid, or plan to pay, your tax on this payment through other withholding or estimated tax payments, you may want to enter “-0-”.

Suggestion for determining withholding. Consider using the Marginal Rate Tables (above) to help you select the appropriate withholding rate for this payment or distribution. The tables are most accurate if the appropriate amount of tax on all other sources of income, deductions, and credits has been paid through other withholding or estimated tax payments. If the appropriate amount of tax on those sources of income has not been paid through other withholding or estimated tax payments, you can pay that tax through withholding on this payment by entering a rate that is greater than the rate in the Marginal Rate Tables.

The marginal tax rate is the rate of tax on each additional dollar of income you receive above a particular amount of income. You can use the table for your filing status as a guide to find a rate of withholding for amounts above the total income level in the table. To determine the appropriate rate of withholding from the table, do the following. Step 1: Find the rate that corresponds with your total income not including the payment. Step 2: Add your total income and the taxable amount of the payment and find the corresponding rate. If these two rates are the same, enter that rate on Line 2 of this withholding certificate. (See Example 1 below.) If the two rates differ, multiply (a) the amount in the lower rate bracket by the rate for that bracket, and (b) the amount in the higher rate bracket by the rate for that bracket. Add these two numbers; this is the expected tax for this payment. To get the rate to have withheld, divide this amount by the taxable amount of the payment. Round up to the next whole number and enter that rate on Line 2 of this withholding certificate. (See Example 2 below.) If you prefer a simpler approach (but one that may lead to overwithholding), find the rate that corresponds to your total income including the payment and enter that rate on Line 2 of this withholding certificate.

Examples. Assume the following facts for Examples 1 and 2. Your filing status is single. You expect the taxable amount of your payment to be $20,000. Appropriate amounts have been withheld for all other sources of income and any deductions or credits.

Example 1. You expect your total income to be $62,000 without the payment. Step 1: Because your total income without the payment, $62,000, is greater than $61,750 but less than $115,125, the corresponding rate is 22%. Step 2: Because your total income with the payment, $82,000, is greater than $61,750 but less than $115,125, the corresponding rate is 22%. Because these two rates are the same, enter “22” on Line 2 of this withholding certificate.

Example 2. You expect your total income to be $43,700 without the payment. Step 1: Because your total income without the payment, $43,700, is greater than $26,200 but less than $61,750, the corresponding rate is 12%. Step 2: Because your total income with the payment, $63,700, is greater than $61,750 but less than $115,125, the corresponding rate is 22%. The two rates differ. $18,050 of the $20,000 payment is in the lower bracket ($61,750 less your total income of $43,700 without the payment), and $1,950 is in the higher bracket ($20,000 less the $18,050 that is in the lower bracket). Multiply $18,050 by 12% to get $2,166. Multiply $1,950 by 22% to get $429. The sum of these two amounts is $2,595. This is the estimated tax on your payment. This amount corresponds to 13% of the $20,000 payment ($2,595 divided by $20,000). Enter “13” on Line 2 of this withholding certificate.

Privacy Act and Paperwork Reduction Act Notice.

We ask for the information on this form to carry out the Internal Revenue laws of the United States. You are required to provide this information only if you want to (a) request additional federal income tax withholding from your nonperiodic payment(s); (b) choose not to have federal income tax withheld from your nonperiodic payment(s), when permitted; or (c) change a previous Form W-4R (or a previous Form W-4P that you completed with respect to your nonperiodic payments). To do any of the aforementioned, you are required by sections 3405(e) and 6109 and their regulations to provide the information requested on this form. Failure to provide this information may result in inaccurate withholding on your payment(s). Failure to provide a properly completed form will result in your payment(s) being subject to the default rate; providing fraudulent information may subject you to penalties. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You are not required to provide the information requested on a form that is subject to the Paperwork Reduction Act unless the form displays a valid OMB control number. Books or records relating to a form or its instructions must be retained as long as their contents may become material in the administration of any Internal Revenue law. Generally, tax returns and return information are confidential, as required by section 6103. The average time and expenses required to complete and file this form will vary depending on individual circumstances. For estimated averages, see the instructions for your income tax return.to the next whole number and enter that rate on line 2. (See Example 2 below.) If you prefer a simpler approach (but one that may lead to overwithholding), find the rate that corresponds to your total income including the payment and enter that rate on line 2.

Examples.

Assume the following facts for Examples 1 and 2. Your filing status is single. You expect the taxable amount of your payment to be $20,000. Appropriate amounts have been withheld for all other sources of income and any deductions or credits.

Example 1. You expect your total income to be $60,000 without the payment. Step 1: Because your total income without the payment, $60,000, is greater than $58,575 but less than $109,225, the corresponding rate is 22%. Step 2: Because your total income with the payment, $80,000, is greater than $58,575 but less than $109,225, the corresponding rate is 22%. Because these two rates are the same, enter “22” on line 2.

Example 2. You expect your total income to be $42,500 without the payment. Step 1: Because your total income without the payment, $42,500, is greater than $24,850 but less than $58,575, the corresponding rate is 12%. Step 2: Because your total income with the payment, $62,500, is greater than $58,575 but less than $109,225, the corresponding rate is 22%. The two rates differ. $16,075 of the $20,000 payment is in the lower bracket ($58,575 less your total income of $42,500 without the payment), and $3,925 is in the higher bracket ($20,000 less the $16,075 that is in the lower bracket). Multiply $16,075 by 12% to get $1,929. Multiply $3,925 by 22% to get $863.50. The sum of these two amounts is $2,792.50. This is the estimated tax on your payment. This amount corresponds to 14% of the $20,000 payment ($2,792.50 divided by $20,000). Enter “14” on line 2.

Privacy Act and Paperwork Reduction Act Notice. We ask for the information on this form to carry out the Internal Revenue laws of the United States. You are required to provide this information only if you want to (a) request additional federal income tax withholding from your nonperiodic payment(s) or eligible rollover distribution(s); (b) choose not to have federal income tax withheld from your nonperiodic payment(s), when permitted; or (c) change a previous Form W-4R (or a previous Form W-4P that you completed with respect to your nonperiodic payments or eligible rollover distributions). To do any of the aforementioned, you are required by sections 3405(e) and 6109 and their regulations to provide the information requested on this form. Failure to provide this information may result in inaccurate withholding on your payment(s). Failure to provide a properly completed form will result in your payment(s) being subject to the default rate; providing fraudulent information may subject you to penalties.

Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You are not required to provide the information requested on a form that is subject to the Paperwork Reduction Act unless the form displays a valid OMB control number. Books or records relating to a form or its instructions must be retained as long as their contents may become material in the administration of any Internal Revenue law. Generally, tax returns and return information are confidential, as required by section 6103.

The average time and expenses required to complete and file this form will vary depending on individual circumstances. For estimated averages, see the instructions for your income tax return.